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                                                                      EXHIBIT 24



                           HARKEN ENERGY CORPORATION
                          FORM 10-K POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer and/or Director of HARKEN ENERGY CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Mikel D. Faulkner, Bruce N. Huff, Larry E. Cummings and Karen S. Bustamente and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent with full power of substitution for him and on his behalf in his name, place and stead in any and all capacities (whether on behalf of the corporation or as an Officer or Director or both thereof or by attesting the seal of the Corporation or otherwise), to sign, execute and file an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, under the Securities Exchange Act of 1934, as amended with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any state or other regulatory authority, and granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do it personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of March 2, 2000.

               NAME                                           CAPACITIES
               ----                                           ----------
/s/ MIKEL D. FAULKNER
-------------------------------------------------       Chairman of the Board of Directors
Mikel D. Faulkner                                       and Chief Executive Officer
                                                        (Principal Executive Officer)

/s/ BRUCE N. HUFF
-------------------------------------------------       President, Chief Financial Officer
Bruce N. Huff                                           and Director
                                                        (Principal Financial Officer and
                                                        Principal Accounting Officer)

/s/ STEPHEN C. VOSS
-------------------------------------------------       Executive Vice President,
Stephen C. Voss                                         Chief Executive Officer and
                                                        Director


/s/ MICHAEL M. AMEEN, JR.
-------------------------------------------------       Director
Michael M. Ameen, Jr.


/s/ LARRY G. AKERS
-------------------------------------------------       Director
Larry G. Akers


/s/ GARY R. PETERSON
-------------------------------------------------       Director
Gary R. Peterson


/s/ DONALD W. RAYMOND
-------------------------------------------------       Director
Donald W. Raymond


/s/ HOBART A. SMITH
-------------------------------------------------       Director
Hobart A. Smith


/s/ GARY B. WOOD
-------------------------------------------------       Director
Gary B. Wood